             SCHEDULE 14A - INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              NEMATRON CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]    No fee required
[   ]    Fee on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------
         (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction

         ----------------------------------------------------------------
         (5) Total fee paid:

         ----------------------------------------------------------------
[    ]   Fee paid previously with preliminary materials

[    ]   Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:

         ----------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.

         ----------------------------------------------------------------
         (3)      Filing Party:

         ----------------------------------------------------------------
         (4)      Date Filed:

         ----------------------------------------------------------------


(Amended by Sec Act Rel No. 7331; Exch Act Rel No. 37692, eff. 10/7/96.)

                              NEMATRON CORPORATION

                              5840 INTERFACE DRIVE
                            ANN ARBOR, MICHIGAN 48103

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To Our Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Nematron Corporation (the "Company") will be held at the Holiday Inn Executive Center, 5655 Greenwich Road, Virginia Beach, Virginia 23462 on Friday, March 13, 1998 at 10:00 a.m. for the following purposes:

         1.       To elect two directors.

         2. To vote upon the approval of an amendment to the 1993 Directors Stock Option Plan to provide the Board of Directors with discretionary authority to grant options under such plan from time to time for such number of shares of Common Stock and upon such other terms as it may designate.

         3. To vote upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on February 6, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

         You are invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed postage-paid envelope. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.


                                              By Order of the Board of Directors

                                                 /S/ DAVID P. GIENAPP
                                              ----------------------------------
                                              David P. Gienapp
                                              Secretary

Ann Arbor, Michigan
February 13, 1998

                              NEMATRON CORPORATION

                              5840 INTERFACE DRIVE
                            ANN ARBOR, MICHIGAN 48103

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 13, 1998

                                 PROXY STATEMENT


         The accompanying proxy is solicited on behalf of the Board of Directors of Nematron Corporation, a Michigan corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn Executive Center, 5655 Greenwich Road, Virginia Beach, Virginia 23462 on Friday, March 13, 1998 at 10:00 a.m. (the "Annual Meeting") or at any adjournment or adjournments thereof. In addition to the solicitation by mail, proxies may be solicited in person or by telephone or facsimile by officers, directors and employees of the Company. Such officers, directors and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. The cost of soliciting proxies will be borne by the Company. The principal executive offices of the Company are located at 5840 Interface Drive, Ann Arbor, Michigan 48103. This Proxy Statement and the accompanying form of proxy will be first given or sent to shareholders on or about February 13, 1998.

         The Company's Annual Report to Shareholders for the year ended September 30, 1997 is enclosed herewith.

         Only holders of record of Common Stock of the Company at the close of business on February 6, 1998 are entitled to vote at the meeting or any adjournment or adjournments thereof. On February 6, 1998, 5,339,538 shares of Common Stock were issued and outstanding. Each shareholder is entitled to one vote for each share of Common Stock held of record on the record date. Shares cannot be voted at the meeting unless the holder is present in person or represented by proxy. Shares may not be voted cumulatively for the election of directors.

         Shares represented by a proxy in the accompanying form, unless previously revoked, will be voted at the meeting if the proxy, properly executed, is received by the Company before the close of business on March 12, 1998. Shares represented by a proxy received after that time will be voted if the proxy is received by the Company in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. Shareholders who execute a proxy in the accompanying form may nevertheless revoke the proxy at any time before it is exercised by giving written notice to the Secretary of the Company bearing a later date than the proxy, by submitting a later-dated proxy, or by voting the shares represented by such proxy in person at the Annual Meeting.

         For purposes of determining the number of votes cast with respect to the election of directors and the proposal to amend the Company's 1993 Directors Stock Option Plan, only those cast "for" or "against" are included. Abstentions are counted only for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes are not counted for any purpose.

                       MATTERS TO COME BEFORE THE MEETING

(1)      ELECTION OF DIRECTORS

         The Company's Amended and Restated Articles of Incorporation divide the directors into three classes, the terms of which expire as set forth below. At each annual meeting, the shareholders of the Company will elect to three-year terms directors to replace those directors whose terms expire at that annual meeting. The term of office of each director elected at this year's Annual Meeting will continue until the 2001 Annual Meeting and until his successor has been elected and qualified, or until his earlier resignation or removal.

         The following sets forth information as to each nominee for election at the Annual Meeting and each director continuing in office, including his age, present principal occupation, other business experience during the last five years, directorships in other publicly-held companies and period of service as a director of the Company.

         If, as a result of circumstances not known or foreseen, any of the nominees shall be unavailable to serve as a director, the proxies may be voted for any such substitute nominees as the Board of Directors may select.

   NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR A TERM EXPIRING IN 2001

         Garnel F. Graber, 66, became a director in February 1993 at the time of the Company's spin-off from Interface Systems, Inc. and served as Chairman of the Board of Nematron until March 1996. Mr. Graber is a retired executive of, and the current Chairman of the Board of Directors of, Applied Dynamics International, a computer firm specializing in high speed simulation. Mr. Graber also serves as Chairman of the Board of Interface Systems, Inc.

         Michael L. Hershey, 59, became a director in March 1995 at the time the Company merged with Imagination Systems, Inc. Mr. Hershey had served as a member of the Board of Directors and Secretary of Imagination Systems, Inc. Mr. Hershey has been the President and Chairman of the Board of Directors of Landis Associates, Inc., an investment management company, since its formation in 1986.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2000

         Frank G. Logan III, 41, has been President, Chief Executive Officer and a director of the Company since joining the Company in March 1995 in connection with its merger with Imagination Systems, Inc. Mr. Logan has been the Chairman of the Board since March 1996. Prior to joining the Company in March 1995, Mr. Logan was the President and Chief Executive Officer of Imagination Systems, Inc., which was a privately held Virginia-based software development company which he founded in 1983.

         Douglas B. Juanarena, 44, became a director on December 16, 1996, as a result of his election by the other members of the Board of Directors, to fill a vacant Board seat. Mr. Juanarena is the President and Chief Executive Officer of Pressure Systems, Inc., an electronics manufacturer specializing in designing and producing advanced pressure measurement instrumentation for aeronautical design and research. Pressure Systems, Inc. is a wholly-owned subsidiary of Roxboro PLC, a public company headquartered in the United Kingdom. Prior to forming Pressure Systems, Inc. in 1978, Mr. Juanarena worked in the Instrument Research Division of the NASA Langley Research Center.

         Joseph J. Fitzsimmons, 63, is a retired executive of Bell & Howell Company and University Microfilms International ("UMI"), a subsidiary of Bell & Howell. From January 1994 through June 1995 when he retired, Mr. Fitzsimmons was Corporate Vice President of Bell & Howell and Chairman of UMI. From March 1987 through December 1993, Mr. Fitzsimmons was Corporate Vice President of Bell & Howell and President and Chief Executive Officer of UMI, a leading provider of technology services to libraries and other organizations regarding acquiring, preserving and distributing literature. Mr. Fitzsimmons is a member of the Board of Directors of First of America Bank Corporation, a Midwest bank holding company. Mr. Fitzsimmons is a past Chairman of the Information Industry Association and was the Vice Chairman of the White House Conference on Libraries and Information Services in 1991.

                      DIRECTORS WHOSE TERMS EXPIRE IN 1999

         David P. Gienapp, 49, became a director in March 1995. Mr. Gienapp has been the Executive Vice President Finance and Administration and Treasurer of the Company since joining the Company in September 1994 and has served as Secretary since March 1996. Prior to joining the Company, Mr. Gienapp spent over 20 years with Deloitte & Touche LLP, a certified public accounting firm.

         Hugo E. Braun, 39, has been a director since March 1996. Mr. Braun is a partner with Access Ventures, an investment fund manager, where he has been employed since 1989.

         RECOMMENDATION AND VOTE REQUIRED. THE ELECTION OF DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR ELECTION. PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.


(2)      PROPOSAL TO AMEND THE 1993 DIRECTORS STOCK OPTION PLAN

PROPOSED AMENDMENT

         On July 28, 1997, the Board of Directors of the Company approved an amendment, subject to shareholder approval, to the Company's 1993 Directors Stock Option Plan (the "Directors Plan") to give the Board discretionary authority to grant stock options to the Company's non-employee directors from time to time upon such terms and conditions as determined by the Board of Directors; provided that all such discretionary option grants will vest immediately upon a change in control of the Company and are required to be granted at an exercise price per share which is not less than the fair market value of the Common Stock on the date of the grant. The discretionary option grants are in addition to the automatic grants provided for in the Directors Plan. Shareholder approval of the amendment is required by the regulations of The Nasdaq Stock Market.

         On July 28, 1997, the Board of Directors approved the grant of discretionary options to purchase 12,000 shares of the Company's Common Stock at an exercise price of $7.08 per share, which price was equal to 110% of the fair market value of the Common Stock on the date of the grant, to each of the Company's non-employee directors (Messrs. Hugo E. Braun, Joseph J. Fitzsimmons, Garnel F. Graber, Michael L. Hershey and Douglas B. Juanarena), subject to shareholder approval of this proposal. On February 6, 1998, the closing price of the Company's Common Stock as reported on the Nasdaq Stock Market National Market was $5.75. If the Company's shareholders approve this proposal, such options will become exercisable in three equal annual one-third installments beginning on the date of the grant and remain exercisable until the tenth anniversary of the date of the grant unless earlier terminated in accordance with the terms of the plan or until one year following the date the optionee ceases to serve on the Board, whichever is earlier.

REASONS FOR THE AMENDMENT

         Prior to the amendment, the Directors Plan provided only for automatic grants of options because of the requirements of former Rule 16b-3 of the Securities Exchange Act of 1934. Because this rule has been changed so that this restriction is no longer necessary, the Board believes that it is advantageous to amend the Directors Plan to give the Board of Directors additional authority to grant discretionary options under the Directors Plan. This amendment will provide the Company with additional flexibility in order to attract and retain qualified non-employee directors.

         On July 28, 1997, the Board of Directors approved the issuance of an aggregate 60,000 discretionary options to the Company's current non-employee directors, as discussed above. In light of the compensation (amount and form) typically paid by other public companies to their non-employee directors, as determined by a report received from third party consultants engaged by the Board of Directors, and the fact that few of the outstanding non-employee stock options granted under the Directors Plan prior to that date were in-the-money, these additional grants were intended by the Board of Directors to serve as an immediate incentive to the non-employee directors to continue their service as directors of the Company.

TERMS OF THE DIRECTORS PLAN

         Participants in the Directors Plan are directors of the Company who are not employees. The Company utilizes stock option grants as part of its program to attract and retain the best available personnel to serve as directors of the Company, to provide additional incentive to non-employee directors and to encourage their continued service on the Board of Directors. The Company believes that it is appropriate to continue such practice in the future through the use of stock options. In addition, the Company believes that the use of stock option grants to non-employee members of the Board of Directors helps to provide incentive for their continued service and otherwise more closely aligns their interests with those of the Company's shareholders.

         The Directors Plan provides for the grant of nonqualified options that do not meet Incentive Stock Option requirements ("Nonqualified Options"). Options may be granted under the Directors Plan until September 15, 2002, when the Directors Plan will expire.

         On the date on which a participant first becomes a member of the Board of Directors and on the date of the third Annual Meeting of Shareholders occurring thereafter, if such participant has been a member of the Board of Directors for the six months immediately preceding such Annual Meeting, each participant is automatically and without discretion granted an option to purchase 4,500 shares of Common Stock (or, with respect to the 1997 Annual meeting of Shareholders, 4,664 share of Common Stock).

         The exercise price for automatic options granted under the Directors Plan is equal to 110% of the fair market value per share of the Common Stock on the date the option is granted. Each automatic option granted prior to the 1997 Annual Meeting of Shareholders is exercisable beginning six months after the date the option is granted. Each option granted beginning with the 1997 Annual Meeting of Shareholders is exercisable in three equal annual installments beginning on the date the option is granted. All options expire on the fifth anniversary of the date the option is granted unless earlier terminated in accordance with the terms of the plan.

         Payment for shares to be acquired upon the exercise of options may be made in cash, by certified check bank draft or money order, or by tendering to the Company shares of Common Stock then owned by the participant, duly endorsed for transfer or with duly executed stock power attached, which shares shall be valued at their fair market value as of the date of such exercise and payment. Surrendered shares of the Common Stock will generally be valued for such purposes at the average of the high and low sales prices for the last preceding day in which the Common Stock was traded prior to the date with respect to which the fair market value is to be determined.

         The Directors Plan may be terminated or amended at any time by the Board of Directors. No amendment or termination of the Directors Plan shall affect any option granted thereunder without the consent of the optionee.

INFORMATION ABOUT OPTIONS GRANTED UNDER THE DIRECTORS PLAN

         The following table provides information as to the number of options granted under the Directors Plan, from its inception through February 6, 1998, to the executive officers named in the Summary Compensation Table under "Executive Compensation," all persons who received more than 5% of the options granted, all current executive officers as a group, all current directors (other than executive officers) as a group, each nominee for election as a director and all other employees as a group. All automatic option grants awarded prior to the 1997 Annual Meeting of Shareholders became exercisable six months after the grant date. All automatic option grants beginning with the 1997 Annual Meeting of Shareholders become exercisable in thirds, with the first one-third becoming exercisable on the date of the grant. The discretionary option grants for 60,000 shares, which were granted contingent upon shareholder approval, will also become exercisable in thirds, with the first one-third becoming exercisable on the date of the grant if the shareholders approve this proposal. All automatic options terminate within five years of the date of grant. No associates of the directors, executive officers or director nominees received options under the Directors Plan, and no person other than those listed in the table received more than 5% of the options granted under the Directors Plan.


                                                                           Number of Shares of Common
                                                                             Stock Subject To Options
         Name                               Position                            Previously Granted
         ----                               --------                       --------------------------
         Frank G. Logan, III                President, Chief Executive
                                            Officer and a Director                          -0-

         David P. Gienapp                   Executive Vice President -
                                            Finance and Administration,
                                            Secretary, Treasurer and a Director             -0-

         Hugo E. Braun                      Director                                     16,664  (1)

         Joseph J. Fitzsimmons              Director                                     16,664  (1)

         Garnel F. Graber                   Director                                     20,664  (1)

         Michael L. Hershey                 Director                                     18,664  (1)

         Douglas B. Juanarena               Director                                     17,664  (1)

         All current Executive Officers
         as a group (2 persons)                                                             -0-

         All current non-employee
         directors as a group (5 persons)                                                90,320  (2)

     (1) Includes 12,000 options which were granted subject to shareholder approval of the amendment to the Directors Plan.

     (2) Includes an aggregate 60,000 options which were granted subject to shareholder approval of the amendment to the Directors Plan.

                Federal Income Tax Consequences. Upon the exercise of a Nonqualified Option, an optionee will recognize ordinary income equal to the difference between the option price and the fair market value of the Common Stock at the time of exercise (however, payment of the option price for shares of Common Stock by surrender of previously owned shares of Company Common Stock owned by the optionee will not give rise to a recognized gain on the shares surrendered). The Company is required to withhold FICA and income taxes on the exercise spread and will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. When the optionee disposes of shares acquired by the exercise of an option, the amount received in excess of the fair market value on the date of the exercise will be treated as long-term or short-term capital gain, depending on the holding period of the shares.

                RECOMMENDATION AND VOTE REQUIRED. THE AFFIRMATIVE VOTE OF A MAJORITY OF VOTES CAST BY SHAREHOLDERS OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE AMENDMENT TO THE DIRECTORS PLAN. THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR THE APPROVAL OF THIS PROPOSAL. PROXIES WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE DIRECTORS PLAN UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.


                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         The Board met four times during the year ended September 30, 1997. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and of the committees of the Board on which he served.

         Standing committees of the Board include an Audit Committee, an Executive Committee, a Nominating Committee, and an Organization and Compensation Committee.

         The Audit Committee met two times in fiscal 1997. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; and reviews and monitors the performance of non-audit services by the Company's auditors. The members of the Audit Committee are Messrs. Braun (Chairman), Fitzsimmons, Graber and Hershey.

         The Executive Committee met five times during the of fiscal 1997. The Executive Committee discusses current operating and strategic matters that arise between scheduled or special Board meetings. The members of the Executive Committee are Messrs. Logan (Chairman), Fitzsimmons, Gienapp and Graber.

         The Nominating Committee met two times during fiscal 1997. The Nominating Committee identifies and reviews potential members of the Board and nominates persons to the Board to serve as Board members. The members of the Nominating Committee are Messrs. Hershey (Chairman), Juanarena and Logan.

         The Organization and Compensation Committee met three times during fiscal 1997. The Organization and Compensation Committee administers the Company's Restricted Stock Plan and the 1993 Stock Option Plan, determines compensation issues for officers, and determines compensation issues for non-employee directors that do not involve the Company's equity securities. The members of the Organization and Compensation Committee are Messrs. Graber (Chairman), Braun, Fitzsimmons and Juanarena.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

         The Common Stock is the only voting security of the Company. The following table sets forth information as of February 6, 1998, for all shareholders known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock. Except as noted below, each shareholder exercises sole voting and investment power with respect to the shares beneficially owned.

---------------------------------------------------------------------------------------------------------
                                                                    AMOUNT AND NATURE OF       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNERS                               BENEFICIAL OWNERSHIP       CLASS
---------------------------------------------------------------------------------------------------------
Michael L. Hershey (includes shares of J. Eric May, below)                 511,097 (1)            9.55%
Landis Associates, Inc.
400 West Ninth Street, Suite 100
Wilmington, DE 19801
---------------------------------------------------------------------------------------------------------
J. Eric May, Trustee Under Declaration of Trust                            471,172                8.82%
c/o Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890
---------------------------------------------------------------------------------------------------------
Frank G. Logan, III                                                        416,217 (2)            7.68%
5840 Interface Drive
Ann Arbor, MI 48103
---------------------------------------------------------------------------------------------------------

   (1) The shares represented in the table include (i) the 471,172 shares owned by J. Eric May, Trustee Under Declaration of Trust, over which Mr. Hershey may exercise voting and investment power; (ii) 25,371 shares of Common Stock owned outright; (iii) options to purchase 14,554 shares of Common Stock under the Directors Option Plan which are currently exercisable or are exercisable within sixty days of February 6, 1998.

   (2) The shares represented in the table include (i) 307,421 shares of Common Stock owned outright; (ii) 2,000 shares owned by Mr. Logan's wife; (iii) 25,964 shares of Common Stock owned by Mr. Logan as custodian of certain trusts for his children; and (iv) options to purchase 83,332 shares of Common Stock under the 1993 Stock Option Plan which are currently exercisable or are exercisable within sixty days of February 6, 1998.

STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth information concerning the beneficial ownership of the Company's Common Stock as of February 6, 1998 by each of the Company's directors and Named Executives and by all executive officers and directors of the Company as a group. Except as noted below, each shareholder exercises sole voting and investment power with respect to the shares beneficially owned.

-------------------------------------------------------------------------------------------------------
                                                                    AMOUNT AND NATURE OF     PERCENT OF
              NAME AND ADDRESS OF BENEFICIAL OWNERS                 BENEFICIAL OWNERSHIP       CLASS
-------------------------------------------------------------------------------------------------------
Michael L. Hershey, Director                                             511,097 (1)           9.55%
Landis Associates, Inc.
400 West Ninth Street, Suite 100
Wilmington, DE 19801
-------------------------------------------------------------------------------------------------------
Frank G. Logan, III, Director and Officer                                416,217 (2)           7.68%
5840 Interface Drive
Ann Arbor, MI 48103
-------------------------------------------------------------------------------------------------------
Hugo E. Braun, Director                                                  145,339 (3)           2.65%
313 North First Street
Ann Arbor, MI 48103
-------------------------------------------------------------------------------------------------------
David P. Gienapp, Director and Officer                                   72,792 (4)            1.35%
5840 Interface Drive
Ann Arbor, MI 48103
-------------------------------------------------------------------------------------------------------
Garnel F. Graber, Director                                               61,706 (5)            1.15%
600 Adrian
Manchester, MI 48158
-------------------------------------------------------------------------------------------------------
Douglas B. Juanarena                                                     34,554 (6)            0.65%
34 Research Drive
Hampton, VA 23666
-------------------------------------------------------------------------------------------------------
Joseph J. Fitzsimmons                                                    16,554 (7)            0.31%
101 North Main Street
Ann Arbor, MI 48104
-------------------------------------------------------------------------------------------------------
All Directors and Executive Officers as Group (7 persons)             1,258,259 (8)            22.07%
-------------------------------------------------------------------------------------------------------

   (1)   Mr. Hershey.  See footnote 1 to Principal Shareholder table.

   (2)   Mr. Logan.  See footnote 2 to Principal Shareholder table.

   (3) Mr. Braun. The shares represented in the table include (i) options to purchase 13,554 shares of Common Stock under the Directors Stock Option Plan which are currently exercisable or are exercisable within sixty days of February 13, 1998; and (ii) currently exercisable warrants to purchase 131,785 shares of Common Stock pursuant to a Term Loan and Warrant Purchase Agreement dated November 7, 1995 between the Company and Onset BIDCO, Inc., of which Mr. Braun is an officer, The Capital Fund, Inc., and others in connection with a private placement of subordinated notes in the amount of $1,800,000. If such warrants were exercised, Mr. Braun would have sole voting rights and shared investment power with respect to the underlying shares.

   (4) Mr. Gienapp. The shares represented in the table include (i) 29,460 shares of Common Stock owned outright; and (ii) options to purchase 43,332 shares of Common Stock under the 1993 Stock Option Plan which are currently exercisable or are exercisable within sixty days of February 13, 1998.

   (5) Mr. Graber. The shares represented in the table include (i) 14,152 shares of Common Stock owned outright; (ii) options to purchase 17,554 shares of Common Stock under the Directors Stock Option Plan which are currently exercisable or are exercisable within sixty days of February 13, 1998; and (iii) options to purchase 30,000 shares of Common Stock under special option awards which are currently exercisable or are exercisable within sixty days of February 13, 1998.

   (6) Mr. Juanarena. The shares in the table include (i) 20,000 shares of Common Stock owned outright; (ii) options to purchase 14,554 shares of Common Stock under the Directors Stock Option Plan which are currently exercisable or are exercisable within sixty days of February 13, 1998.

   (7) Mr. Fitzsimmons. The shares in the table include (i) 3,000 shares of Common Stock owned outright; (ii) options to purchase 13,554 shares of Common Stock under the Directors Stock Option Plan which are currently exercisable or are exercisable within sixty days of February 13, 1998.

   (8) All Directors and Executive Officers as Group. The shares represented in the table include (i) 424,868 shares of Common Stock owned outright;
         (ii) 471,172 shares of Common Stock beneficially owned by J. Eric May, Trustee Under Declaration of Trust but also reported as beneficially owned by Mr. Hershey and over which Mr. Hershey may exercise voting and investment power; (iii) options to purchase 126,664 shares of Common Stock under the 1993 Stock Option Plan which are currently exercisable or are exercisable within sixty days of February 13, 1998: (iv) options to purchase 73,770 shares of Common Stock under the Directors Stock Option Plan which are currently exercisable or are exercisable within sixty days of February 13, 1998; (v) options to purchase 30,000 shares of Common Stock under special option awards which are currently exercisable or are exercisable within sixty days of February 13, 1998; and (vi) warrants to purchase 131,785 shares of Common Stock.


                               EXECUTIVE OFFICERS

       NAME                          OFFICES                               AGE

Frank G. Logan, III         Chairman of the Board, President and            41
                             Chief Executive Officer

David P. Gienapp            Executive Vice President - Finance              49
                             and Administration, Secretary and Treasurer


See "Election of Directors" for further information concerning Messrs. Logan and Gienapp.

The executive officers of the Company serve at the pleasure of the Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY

         The following table sets forth information concerning the aggregate compensation paid by the Company and its subsidiaries to the Company's President and Chief Executive Officer and to its Executive Vice President - Finance and Administration, the Company's only other executive officer whose salary and bonus exceeded $100,000 in fiscal 1997 (the "Named Executives") for the periods indicated.

                         SUMMARY COMPENSATION TABLE (1)
----------------------------------------------------------------------------------------------------------
                                      ANNUAL COMPENSATION              LONG-TERM
                                                                      COMPENSATION
                                      -----------------------------------------------------
                                                              -----------------------------
                                                                 AWARDS        PAYOUTS
                                                              -----------------------------  ALL OTHER
   NAME AND PRINCIPAL      FISCAL                               OPTIONS       LTIP            COMPEN-
        POSITION            YEAR    SALARY ($)    BONUS ($)      (#)        PAYOUTS         SATION ($) (2)
----------------------------------------------------------------------------------------------------------
Frank G. Logan, III        1997     $  168,043   $200,000     120,000       $  -0-          $  5,113
                           -------------------------------------------------------------------------------
President and Chief        1996     $  154,531   $ 25,000      50,000       $  -0-          $  4,305
                           -------------------------------------------------------------------------------
Executive Officer(3)       1995     $   70,088   $     -0-     50,000       $  -0-          $  1,588
----------------------------------------------------------------------------------------------------------
David P. Gienapp,          1997     $  103,005   $ 50,000      36,000       $  -0-          $  5,746
                           -------------------------------------------------------------------------------
Exec. VP - Finance         1996     $   95,384   $ 15,000      20,000       $  -0-          $  2,286
                           -------------------------------------------------------------------------------
and Administration         1995     $   77,035   $     -0-     25,000       $  -0-          $    395
----------------------------------------------------------------------------------------------------------

   (1) The amounts reflected in the table do not include other compensation or personal benefits which did not exceed in the aggregate the lesser of either $50,000 or 10% of the total of annual salary and bonus for the Named Executives. No "Other Annual Cash Compensation" or "Long Term Incentive Plan Payouts" were paid in any of the fiscal years shown.

   (2) All Other Compensation shown for Mr. Logan represents amounts paid by the Company for life insurance for Mr. Logan of $1,560, $956 and $956 for 1997, 1996 and 1995, respectively, and 401(k) Plan contributions by the Company of $3,553, $3,349 and $632 for 1997, 1996 and 1995,
         respectively. All Other Compensation shown for Mr. Gienapp represents 401(k) Plan contributions by the Company.

   (3) Mr. Logan assumed the office of President on March 3, 1995 and was named Chief Executive Officer on March 27, 1995.

         Management compensation is established on an annual basis by the Organization and Compensation Committee of the Board of Directors.

OPTIONS

         The following table sets forth information concerning options granted to the Named Executives in the year ended September 30, 1997.

                                    OPTION GRANTS IN LAST FISCAL YEAR
                                            INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------
                                                 PERCENT OF TOTAL
                                   OPTIONS      OPTIONS GRANTED TO
                                   GRANTED     EMPLOYEES IN FISCAL    EXERCISE PRICE       EXPIRATION
             NAME                  (#) (1)             YEAR             ($/SHARE)            DATE
-------------------------------------------------------------------------------------------------------
Frank G. Logan, III                120,000             29.6%          $   5.78/Share        May 1, 2007
-------------------------------------------------------------------------------------------------------
David P. Gienapp                    36,000              8.9%          $   5.78/Share        May 1, 2007
-------------------------------------------------------------------------------------------------------

   (1) All of these options, which were granted pursuant to the Company's 1993 Stock Option Plan, were granted at an exercise price per share of 110% of market value of the Company's Common Stock on the date of the grant and have a term of ten years. The Compensation Committee of the Board of Directors determines the exercise provisions of each option award. The options granted to each of the Named Executives in fiscal 1997 become exercisable annually in increments of 33 1/3% beginning on the date of the grant. The exercisability of these options may be accelerated in the event of a change in control of the Company. See "Change in Control Arrangements." In March 1997, the Compensation Committee determined that the Company's Executive officers may earn a fixed number of premium-priced options (options priced at 110% of fair market value of the Common Stock on the date of the grant) under the 1993 Stock Option Plan that vary by executive in accordance with a competitive relationship to peer group (market) average, performance and contribution. The use of premium-priced options emphasizes a positive linkage between shareholder value creation and executive interests, and it ensures a minimum total shareholder return before the executives are rewarded.

         The Named Executives did not exercise any options in the year ended September 30, 1997. The following table provides information with respect to unexercised options held by the Named Executives as of September 30, 1997.

                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                   FISCAL YEAR-END OPTION VALUES
----------------------------------------------------------------------------------------------------------
                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                         OPTIONS AT FY-END (#)     IN-THE-MONEY OPTIONS AT
                                                                                         FY-END ($)
                                SHARES
                             ACQUIRED ON      VALUE          EXERCISABLE/               EXERCISABLE/
           NAME              EXERCISE (#)    REALIZED        UNEXERCISABLE              UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
Frank G. Logan, III              None          N/A          83,332 / 136,668       $    193,500 / $-0-
----------------------------------------------------------------------------------------------------------
David P. Gienapp                 None          N/A           43,332 / 42,668       $     75,000 / $-0-
----------------------------------------------------------------------------------------------------------


COMPENSATION OF DIRECTORS

         Each director who is not an officer or employee of the Company receives for his services as such a fee of $1,000 per meeting attended, $500 for each committee meeting attended, and an additional $250 for each committee meeting attended by the chairman of the committee. Directors who are officers or employees of the Company receive no additional compensation for their service as a director, although they are reimbursed for their reasonable travel expenses when meetings are held in a location other than the metropolitan area in which they reside.

         In addition, the company has a 1993 Directors Stock Option Plan (the "Directors Plan"). For a description of the Directors Plan, see "Proposal to Amend the 1993 Directors Stock Option Plan. In the fiscal year ended September 30, 1997, Messrs. Braun, Fitzsimmons, Graber, Hershey and Juanarena each received an automatic option to purchase 4,664 shares of Common Stock under the Directors Plan at an exercise price of $5.37 per share. On July 28, 1997, the Board of Directors granted each of Messrs. Braun, Fitzsimmons, Graber, Hershey and Juanarena a discretionary option to purchase 12,000 shares of Common Stock at an exercise price of $7.08 per share, subject to shareholder approval of an amendment to the Directors Plan to permit the grant of discretionary options. See "Proposal to Amend the 1993 Directors Stock Option Plan."

         On April 17, 1997, the Company granted Mr. Harry Sundblad, a former director, an option to purchase 4,750 shares of the Company's Common Stock at an exercise price of $4.75 per share, the average of the fair market value of the Common Stock during the period in which Mr. Sundblad performed consulting services for the Company. The option was granted in consideration for Mr. Sundblad's services as a consultant to the Company from August, 1995 to January, 1996. The option was immediately exercisable and will expire April 17, 1998.

CHANGE IN CONTROL ARRANGEMENTS

         The Company granted the options disclosed in the tables above pursuant to the 1993 Stock Option Plan. The Organization and Compensation Committee of the Board of Directors determines the exercise provisions of each option award. All shares subject to an option grant become immediately exercisable upon a change in control of the Company. A "change in control" is defined as the acquisition of 20% or more of the voting power of the Company or sale of all or substantially all of the Company's assets, or a merger, consolidation or similar transaction in which the Company is a constituent corporation, or a change in the identity of a majority of the members of the Company's Board of Directors in any twelve-month period, which change or changes were not recommended by the incumbent directors immediately prior to such change or changes.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company leases its two-story office building in Virginia Beach, Virginia, which the Company uses for its software development and applied systems businesses, from LPS Management, a partnership of which Mr. Logan is a partner. The lease term extends to February 1998 and requires lease payments of $6,633 per month. Total lease expense for the office building was approximately $79,600 and $77,600 for fiscal 1997 and fiscal 1996, respectively. The lease is expected to be renewed in March 1998 on substantially the same terms and conditions as the current lease.

         The Organization and Compensation Committee of the Board of Directors authorized a loan to Mr. Logan in the principal amount of $94,900 as of April, 1996 to pay federal and state taxes with respect to the 120,000 shares of Company common stock issued to Mr. Logan in consideration for a Non-Competition Agreement dated March 3, 1995. Mr. Logan delivered to the Company a promissory note which was payable in full on the earlier of April 15, 1997 or 90 days after termination employment with the Company. The note bore interest at 8.25% per annum; accrued interest was payable at the maturity date of the note. The note and accrued interest thereon were repaid in their entirety in fiscal 1997.


                 COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Act of 1934 requires all Company executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of their ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Specific due dates for these reports have been established and the Company is required to report any delinquent filings and failures to file such reports.

         Based solely on its review of the copies of such reports received by it and written representations of its executive officers and incumbent directors, the Company believes that during the year ended September 30, 1997, all filing reports applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except that Mr. Juanarena, a director, did not timely file three Form 4 reports disclosing four transactions.


                                   ACCOUNTANTS

         KPMG Peat Marwick LLP, independent public accountants, has audited the financial statements of the Company for the two years ended September 30, 1997. Representatives from KPMG Peat Marwick LLP will be present at the Meeting, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

         The Company's Audit Committee has selected KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1998.


                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

         Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders which are eligible for inclusion in the Company's Proxy Statement for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than October 16, 1998 if they are to be included in the Company's Proxy Statement relating to that meeting. Such proposals should be addressed to the Secretary at the Company's principal executive offices and should satisfy the requirements applicable to shareholder proposals contained in the Company's bylaws.

         Shareholder proposals to be presented at the 1999 Annual Meeting which are not to be included in the Company's Proxy Statement relating to that meeting generally must be received by the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's Annual Meeting. If the meeting date has been advanced by more than 30 days or delayed by more than 60 days, then such proposal must be received by the Company not less than 60 days nor more than 90 days before the upcoming Annual Meeting or no later than 10 days after the day of the public announcement of the date of such meeting, in accordance with the procedures set forth in the Company's Bylaws, in order to be brought properly before the Annual Meeting.


                                 OTHER BUSINESS

         The Board of Directors does not presently intend to bring any other business before the Annual Meeting of Shareholders and, so far as is known to the Board of Directors, no matters are to be brought before the Annual Meeting of Shareholders except as specified in the notice of the Annual Meeting of Shareholders. As to any business that may properly come before the Annual Meeting of Shareholders, however, it is intended that proxies, in the form enclosed, will be voted in the respect thereof in accordance with the judgment of the persons voting such proxies.


                                By Order of the Board of Directors


                                /S/ DAVID P. GIENAPP
                                ----------------------------------
                                David P. Gienapp
                                Secretary


February 13, 1998
Ann Arbor, Michigan




ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.


[X] PLEASE MARK VOTES                                           REVOCABLE PROXY
    AS IN THIS EXAMPLE                                       NEMATRON CORPORATION

                                                                                                               WITH  FOR ALL
                                                                                                        FOR    HOLD  EXCEPT
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS        1.  ELECTION OF DIRECTORS       [ ]    [ ]    [ ]
                        OF NEMATRON CORPORATION
                                                                            GARNEL F. GRABER
                                                                            MICHAEL L. HERSHEY
  The undersigned hereby appoints Frank G. Logan, III and David
P. Gienapp, or any one of them, proxies with full power of
substitution to vote as designated below all shares of Common           INSTRUCTION:  To withhold authority to vote for one or more
Stock that the undersigned is entitled to vote at the Annual            of the individual nominees, mark "For All Except" and write
Meeting of Shareholders of Nematron Corporation to be held              the name of each such nominee on the line below.
on Friday, March 13, 1998 of at any adjournment or adjournments
thereof.                                                                ------------------------------------------------------------

                                                                                                        FOR  AGAINST  ABSTAIN
                                                                        2.  APPROVE AN AMENDMENT TO THE [ ]    [ ]     [ ]
                                                                            COMPANY'S 1993 DIRECTORS STOCK OPTION PLAN TO GRANT
                                                                            AUTHORITY FOR DISCRETIONARY OPTION GRANTS TO
                                                                            NON-EMPLOYEE DIRECTORS.



                                                                            WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE
                                                                        MANNER DIRECTED ABOVE.  IF NO DIRECTION IS MADE, THIS PROXY
                                                                        WILL BE VOTED FOR ALL NOMINEES FOR ELECTION AS DIRECTORS AND
                                                                        FOR PROPOSAL 2.

                                                                            Discretionary authority is hereby conferred as to any
                                                                        other matters as may properly come before the meeting.  The undersigned acknowledges receipt of the Notice of Annual
                                                                        Meeting of Shareholders, the Proxy Statement and the Annual
                                     ---------------------------        Report of Nematron Corporation for the year ended September
     Please be sure to sign and date |Date                     |        30, 1997.  The undersigned ratifies that all the proxies or
     this Proxy in the box below.    |                                  any of them or their substitutes may lawfully do or cause
|--------------------------------------------------------------|        to be done by virtue hereof and revokes all former proxies.
|                                                              |
|                                                              |            Please sign this proxy exactly as your name(s) appears
|                                                              |        on this proxy card.  If the stock is registered in the names
-----Shareholder sign above-----Co-holder (if any) sign above---        of two or more persons, each must sign.  Executors,
                                                                        administrators, trustees, guardians, attorneys and corporate officers should add their titles.

+                                                                                                                                  +
------------------------------------------------------------------------------------------------------------------------------------
                      /\     DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.    /\

                                                       NEMATRON CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------
